Page 18 of 29 Pages

                                                                    EXHIBIT 99.5

                            Agreement of Joint Filing

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

      This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated January 11, 2007.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated: March 13, 2007

                                 BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                                 By:  Barington Companies Investors, LLC,
                                      its general partner

                                 By: /s/ James A. Mitarotonda
                                     -------------------------------------------
                                 Name:  James A. Mitarotonda
                                 Title: Managing Member

                                 BARINGTON COMPANIES INVESTORS, LLC

                                 By: /s/ James A. Mitarotonda
                                     -------------------------------------------
                                 Name:  James A. Mitarotonda
                                 Title: Managing Member

                                 BARINGTON COMPANIES OFFSHORE FUND, LTD.

                                 By: /s/ James A. Mitarotonda
                                     -------------------------------------------
                                 Name:  James A. Mitarotonda
                                 Title: President

                                 BARINGTON OFFSHORE ADVISORS II, LLC

                                 By: /s/ James A. Mitarotonda
                                     -------------------------------------------
                                 Name:  James A. Mitarotonda
                                 Title: Managing Member

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                                                             Page 19 of 29 Pages

                                 BARINGTON CAPITAL GROUP, L.P.
                                 By:  LNA Capital Corp., its general
                                      partner

                                 By: /s/ James A. Mitarotonda
                                     -------------------------------------------
                                 Name:  James A. Mitarotonda
                                 Title: President and CEO

                                 LNA CAPITAL CORP.

                                 By: /s/ James A. Mitarotonda
                                     -------------------------------------------
                                 Name:  James A. Mitarotonda
                                 Title: President and CEO

                                 /s/ James A. Mitarotonda
                                 -----------------------------------------------
                                 James A. Mitarotonda